GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK	[Retirement Resource Operation Center (RROC)] [Advisor Phone: (888) 667-2145, Opt 1] [Client Phone: (800) 838-0650, Opt 2] [Web: schwabannuitycenter.greatwest.com]
[MARKETING NAME] Individual Flexible Premium Variable Annuity Application
Section 1: Ownership Type and Registration (Select one only)

If you elect an Inherited IRA, Non-Qualified Inherited Annuity, or Trust please complete the required form in addition to this Application.

Qualified: or	☐ Traditional IRA	☐ Roth IRA	☐ Inherited Traditional IRA	☐ Inherited Roth IRA
Non-Qualified:	☐ Individual	☐ Joint	☐ Grantor Trust ☐ Non-Grantor Trust ☐ Non-Qualified Inherited Annuity

Section 2: Ownership Information

2a: Primary Owner - Required

☐ Male ☐ Female ☐ Trust

SSN (or TIN)	Date of Birth (MM/DD/YYYY)

First Name or Name of Non-Natural Owner/Entity	Middle Name	Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address	Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

2b: Joint Owner (Spouse Only) Not applicable if this is a Qualified Annuity Contract - Optional

☐ Male ☐ Female

SSN (or TIN)	Date of Birth (MM/DD/YYYY)

First Name	Middle Name	Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address	Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

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Section 2: Ownership Information (Continued)

2c: Primary Annuitant (Must be a Natural Person) - Required

☐ Same as Owner (Except for Trusts) ☐ Same as Joint Owner (Except for Trusts)

☐ Male ☐ Female

SSN (or TIN)	Date of Birth (MM/DD/YYYY)

First Name	Middle Name	Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address	Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

2d: Joint/Contingent Annuitant (Must be a Natural Person) - Optional
Select one of the following Annuitant Types: ☐ Joint ☐ Contingent

☐ Same as Owner (Except for Trusts)	☐ Same as Joint Owner (Except for Trusts)

☐ Male ☐ Female

SSN (or TIN)	Date of Birth (MM/DD/YYYY)

First Name	Middle Name	Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address	Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

J466-NYapp1	03/2019	Page 2 of 8

Section 3: Beneficiaries

Completing the following section will allow your beneficiaries to select any payout option available under the contract. If the owner prefers to restrict the payout options available to beneficiaries then please complete the Restricted Beneficiary Payout form. The owner may complete the Restricted Beneficiary Payout form at any time by contacting the [Retirement Resource Operations Center (RROC)].

If no Beneficiary is named, the Owner’s estate will be deemed the Beneficiary.

If the Owner is a Non-Grantor Trust, do not complete this section as the Non-Grantor Trust is always the Beneficiary.

Elections must equal 100%.

Beneficiary #1
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary

%
Must Indicate Full Percentages	First Name		Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN		Date of Birth (MM/DD/YYYY)

Mailing Address		City		State	Zip Code

Email Address			Primary Phone

Beneficiary #2
Percentage of Death Benefit	Select a Beneficiary type:☐ Primary Beneficiary ☐ Contingent Beneficiary

%
Must Indicate Full Percentages	First Name		Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN		Date of Birth (MM/DD/YYYY)

Mailing Address		City		State	Zip Code

Email Address			Primary Phone

Beneficiary #3
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary

%
Must Indicate Full Percentages	First Name		Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN		Date of Birth (MM/DD/YYYY)

Mailing Address		City		State	Zip Code

Email Address			Primary Phone

Beneficiary #4
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary

%
Must Indicate Full Percentages	First Name		Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN		Date of Birth (MM/DD/YYYY)

Mailing Address		City		State	Zip Code

Email Address			Primary Phone

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Section 4: Replacement
Do you have any life insurance or annuity contracts in force?	☐ YES	☐ NO

Will the purchase of this annuity result in the replacement, termination, or change in value of any existing life insurance or annuity contract(s)?	☐ YES	☐ NO
Section 5: Source of Funds

The Company may lower minimum applicable requirements or accept larger maximum total Contributions. The Company reserves the right to stop accepting Contributions at any time. Such rights to limit Contributions or cease accepting Contributions will not be exercised in an unfairly discriminatory manner.

Initial Contribution Amount: Minimum initial contribution: [$5,000]

Please select only one option below: (option 5a or 5b)

5a: Non-Qualified Contracts	5b: Qualified Contracts
☐ Transfer all or a portion of funds from my existing annuity or life insurance policy. (*Please complete Acord form and applicable state replacement forms.)	☐ Transfer all or a portion of funds from my existing IRA annuity or other qualified plan. (*Please complete the Acord Form.)
☐ Transfer $	☐ Transfer $
from my brokerage account number	from my brokerage account number

☐ Check is attached	☐ Check is attached for a new IRA for tax year(s):
Section 6: Death Benefit Election

☐ Option 1: Return of Annuity Account Value ([.65%] M&E)	☐ Option 2: Guaranteed Minimum Death Benefit ([.85%] M&E)

If no election is made then the default Death Benefit will be Option 1. Your election cannot be changed once selected.
Section 7: Income and Investment Strategies
7a: Income Strategy Sub-Account Rider - (Not available for Inherited IRA’s, Non-Qualified Stretch Annuity, or Investment Only VA)

The election of an Income Strategy Covered Fund below constitutes the election of the Great-West Guaranteed Withdrawal Lifetime Benefit Rider. An Income Strategy Rider can be elected prior to the first investment into a Covered Fund by contacting the [RROC]. No guarantee benefit fees are charged until an investment is made to a Covered Fund. Total Income Strategy and Investment Strategy Allocations must equal 100% (whole percentages only).

You may change your allocations Online at [schwabannuitycenter.greatwest.com] or by calling the [Retirement Resource Operations Center] at [ 1-877-723-8723 ] from 9:00 am-7:00 pm ET.

Income Strategy Covered Funds
%
[	Great-West SecureFoundation® Bal L		]
[	Great-West Conservative Profile Fund L		]
[	Great-West Mod Conserv Profile Fund L		]
[	Great-West Moderate Profile Fund L		]

J466-NYapp1	03/2019	Page 4 of 8

Section 7: Income and Investment Strategies (Continued)
7b: Investment Strategy - Total Income Strategy and Investment Strategy allocations must equal 100% (whole percentages only)

	Bond	Mid-Cap
	%	%
[	Federated Fund for US Govt Sec II	AB VPS Small/Mid Cap Value A
	Great-West Multi-Sector Bond Inv	American Century Investments® VP Mid Cap Value II
	Invesco VI High Yield I	Delaware VIP Smid Cap Core Std
	Janus Henderson Flexible Bond Inst	DWS Small Mid Cap Growth VIP A
	PIMCO VIT Emerging Markets Bond Admin	DWS Small Mid Cap Value VIP A
	PIMCO VIT High Yield Admin	Dreyfus Investment Portfolio MidCap Stock Init
	PIMCO VIT Low Duration Admin	LVIP Baron Growth Opportunities Svc
	PIMCO VIT Real Return Admin	Neuberger Berman AMT Mid Cap Intrinsic Value S
	PIMCO VIT Total Return Admin	Pioneer Mid Cap Value VCT II
	Pioneer Bond VCT I	Pioneer Select Mid Cap Growth VCT I
	Putnam VT Income IA	Wells Fargo VT Discovery 2
	Putnam VT Mortgage Securities IB	Wells Fargo VT Omega Growth 2
Templeton Global Bond VIP 2
Specialty
	Large Cap	%
	%	AB VPS Real Estate Investment A
	AB VPS Growth A	BlackRock iShares Dynamic Allocation VI III
	AB VPS Growth and Income A	Columbia Variable Portfolio Seligman Global Technology 2
	Alger Capital Appreciation I-2	Janus Henderson Global Technology Inst
	American Century Investments VP Income & Growth I	MFS VIT Utilities Svc
	American Century Investments VP Value I	PIMCO VIT CommodityRealReturn® Strategy Admin
	American Funds Insurance Series® Growth-Income 4	Putnam VT Global Health Care IB
	ClearBridge Variable Large Cap Growth I	T. Rowe Price Health Sciences S
	Columbia VP Large Cap Growth 2	VanEck VIP Global Hard Assets S
Delaware VIP Value Std
	DWS Capital Growth VIP A	Small-Cap
	DWS Core Equity VIP A	%
	Dreyfus Variable Investment Fund Growth & Income Init	ClearBridge Variable Small Cap Growth I
	Invesco VI Comstock I	Delaware VIP Small Cap Value Series Std
	Invesco VI Growth and Income I	DFA VA US Targeted Value Inst
	Neuberger Berman AMT Sustainable Equity S	Franklin Small Cap Value VIP 2
	Pioneer Fund VCT I	Great-West Invesco Small Cap Value Inv
	Putnam VT Equity Income IB	JPMorgan Insurance Trust Small Cap Core 1
	Putnam VT Multi-Cap Core Fund IA	MFS VIT III Blended Research Small Cap Init
	Vanguard VIF Capital Growth	Oppenheimer Main Street Small Cap Fund/VA Non-Svc
	Vanguard VIF Diversified Value	Touchstone Small Company
		Vanguard VIF Small Company Growth	]
Index Funds
%
DWS Small Cap Index VIP A
Great-West Bond Index Inv
NVIT Mid Cap Index II
Schwab® S&P 500 Index Portfolio
Vanguard VIF Mid Cap Index
	Vanguard VIF Real Estate Index	Investment Strategy Allocations continue on next page.

J466-NYapp1	03/2019	Page 5 of 8

Section 7: Income and Investment Strategies (Continued)
7b: Investment Strategy - Total Income Strategy and Investment Strategy allocations must equal 100% (whole percentages only)

	Asset Allocation	International
	%	%
[	American Century Investments® VP Balanced I	ALPS/Red Rocks Listed Private Equity I
	BlackRock Global Allocation V.I. I	American Century VP International I
	Great-West Aggressive Profile Fund Inv	American Funds Insurance Series® Global Growth 1
Great-West Conservative Profile Fund Inv
	Great-West Lifetime 2015 Inv	American Funds Insurance Series® International 2
Great-West Lifetime 2020 Inv
	Great-West Lifetime 2025 Inv	American Funds Insurance Series® New World Fund® 2
Great-West Lifetime 2030 Inv
	Great-West Lifetime 2035 Inv	Delaware VIP Emerging Markets Std
	Great-West Lifetime 2040 Inv	Delaware VIP International Value Equity Series Std
Great-West Lifetime 2045 Inv
	Great-West Lifetime 2050 Inv	DWS Global Small Cap VIP A
	Great-West Lifetime 2055 Inv	Great-West International Index Inv
	Great-West Moderate Profile Fund Inv	Invesco VI International Growth I
Ivy VIP International Core Equity II
	Great-West Moderately Aggressive Profile Fund Inv	Janus Henderson Global Research Inst
Lazard Retirement Emerging Markets Equity Svc
Great-West Moderately Conservative Profile Fund Inv
MFS VIT II International Growth Init
	Janus Henderson Balanced Inst	MFS VIT II International Value Svc
	Putnam VT Global Asset Allocation IA	Oppenheimer Global Fund/VA Non-Svc
	Schwab VIT Balanced PortfolioTM	Oppenheimer International Growth Fund/VA Non-Svc
Schwab VIT Balanced with Growth PortfolioTM
Putnam VT International Equity IA
	Schwab VIT Growth PortfolioTM	Putnam VT International Value IA

Money Market
	%		]
Schwab Government Money Market Portfolio™

Section 8: Rebalancer (Optional)
This section is for Investment Strategy only (Section 7b).
If you select a frequency below, your first transfer date will be based on the initial premium receipt date.
Rebalancer: (Optional) ☐ Quarterly ☐ Semi-Annual ☐ Annual

J466-NYapp1	03/2019	Page 6 of 8

Section 9: Client Signatures
I understand that:
• I am applying for a Flexible Premium Variable Annuity Contract issued by Great-West Life & annuity Insurance Company of New York.
• Annuity income payments are not guaranteed as to a dollar amount.
• Amounts allocated to a Sub-Account are variable and not guaranteed as to a dollar amount.
• If I transfer money into any fund in the Income Strategy that I am electing a Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider.
• A Guaranteed Benefit fee of a maximum of [1.5%] of the Benefit Base will be charged if I transfer funds into the GLWB Rider.

•  Additional Contributions will increase the Annuity Account Value and Benefit Base (subject to a maximum amount) and Covered Fund Value of the GLWB Rider and that withdrawals will reduce the values. The GLWB Rider will be canceled if either the Covered Fund Value or the Benefit Base is reduced to zero before the GLWB Settlement Phase due to Excess Withdrawals.

• The Company may cease offering existing variable annuity payout options or offer other variable annuity payout options.
I acknowledge receipt of the prospectus for this variable annuity contract.

The GLWB Rider may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules might result in a dollar-for-dollar or proportional reduction in the benefit base or an inability to exercise the benefit altogether. If you plan to exercise the benefit before or after your required minimum distribution beginning date under the specified contract, you should consider whether the GLWB Rider is appropriate for your circumstances.You should consult your tax advisor.

☐   The [Retirement Resource Operation Center (RROC)] is authorized to act on telephone instructions provided by me. In the absence of this authorization, available telephone instructions will not be allowed.

I hereby direct that my telephone instructions to the [Retirement Resource Operation Center (RROC)] and/or those I submit via any Internet site and/or e-mail address as identified in the prospectus and where available, be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify contract transaction information. The [RROC] will use reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. If such procedures are followed, Great- West Life & Annuity Insurance Company of New York will not be liable for any losses due to unauthorized or fraudulent instructions. Great-West Life & Annuity Insurance Company of New York reserves the right to deny any electronic instruction and discontinue, change, or modify telephone and electronic instruction authority. All telephone and electronic instruction authority will be compliant with state laws and regulations. If a transfer from my brokerage account is indicated in this application, I authorize my broker to transfer the amount specified. I certify under penalty of perjury that the taxpayer identification numbers listed on this application are correct and that I am not subject to backup withholding. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

Subject to Great-West Life & Annuity Insurance Company of New York’s ability and New York State and federal law, I authorize that all statements and other documents may be provided to me in an electronic format, and that such statements and other documents provided in an electronic format are the legal equivalent of actual, physical delivery of paper copies by hand-delivery or applicable U.S. mail. All documents delivered electronically will be delivered using secure methods and in a manner that protects your privacy and personal information.

I confirm that I have active access to the Internet and the e-mail account associated with the e-mail address below, and I have the ability to read, store, and access information in an electronic format. I understand that:

• Great-West Life & Annuity Insurance Company of New York does not currently offer electronic delivery of all documents.
• This consent is voluntary. I am providing this consent because I want to receive statements and other documents in an electronic format.
• I must provide a current e-mail address and promptly notify [RROC] if my e-mail address changes.
• Great-West Life & Annuity Insurance Company of New York will not charge for electronic delivery.

•   Even though I consented to electronic delivery, I may request a paper copy of the information provided electronically at any time without revoking my consent. Before sending any paper copies in accordance with a request, Great-West Life & Annuity Insurance Company of New York will notify you if there are any charges associated with sending the paper copies.

• This consent will remain in effect until I revoke my consent by contacting the [RROC].
• If I revoke my consent, my revocation does not cancel or otherwise invalidate any statements and other documents that were previously sent in an electronic format.
• If I do not consent or check “NO,” I will receive required statements and documents in paper format without charge.
☐ YES ☐ NO

Owner’s Email Address

This consent is given voluntarily and will remain in effect until I revoke my authorization, which I can do at any time, I may request a paper copy of the information provided electronically at any time for no charge. I will provide the [Retirement Resource Operations Center (RROC)] a current e-mail address if my e-mail address changes.

ALL Owners MUST sign and date this application

Contract Owner Name (or Trustee Name)	Contract Owner Signature (or Trustee Signature)	Date(MM/DD/YYYY)

Co-Owner Owner Name (or Trustee Name)	Co-Owner Signature (or Trustee Signature)	Date(MM/DD/YYYY)

J466-NYapp1	03/2019	Page 7 of 8

Section 10: Agent Information *For Agent Use Only

Do you believe the contract is suitable for the retirement and insurance needs of the applicant?	☐ YES	☐ NO

Does the applicant have existing life insurance policies or annuity contracts?	☐ YES	☐ NO

Do you have reason to believe the annuity applied for will replace any life insurance or annuity with us or with any other company?	☐ YES	☐ NO

If “YES” to replacement, please certify by checking this box that sales material, if any, used in this transaction was company approved and a copy has been left with the applicant. (Must Select Yes or No)

	☐ YES	☐ NO

Agent Name Agent Signature Date(MM/DD/YYYY)

_____________________________ License Number

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